FORM 8-K



                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549



                                    CURRENT REPORT



                           Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934



                                    March 7, 1994
                                  -----------------
                                    Date of Report
                          (Date of Earliest Event Reported)



                              MRI Business Properties Fund, Ltd. III
                             ---------------------------
                             (Exact name of registrant as
                              specified in its charter)


                   0-15348            CALIFORNIA          94-2969782
                  ---------           ----------          ----------
                (Registration      (State or Other      (IRS Employer
                     File          Jurisdiction of      Identification
                   Number)          Incorporation)         Number)


                    950 TOWER LANE, FOSTER CITY, CALIFORNIA  94404
                    ----------------------------------------------
                 (Address of principal executive offices)  (Zip Code)



                 Registrant's telephone number, including area code:

                                    (415) 378-7000

                     (800) 366-6707 ... WATS LINE FOR ALL STATES

     ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     (a) The Registrant was organized to acquire, hold for investment, and sell income-producing real property. In the ordinary course of its business the Registrant's interest in the Park Hyatt Water Tower Associates joint venture, which owned the Park Hyatt Chicago located in Chicago, Illinois, was sold on March 7, 1994.

     TERMS OF ORIGINAL ACQUISITION
          A 60 percent interest in the Park Hyatt Water Tower Associates, a joint venture, was purchased by the Registrant on December 30, 1986 for a cash investment of $16,129,000. Of the total, $15,063,000 represented cash down payment and $1,066,000 representing acquisition fees and miscellaneous costs.

     TERMS OF DISPOSITION AND FINANCING

          The Registrant's 60 percent interest in the Park Hyatt Water Tower Associates joint venture was sold on March 7, 1994. The gross sales price is comprised of the following: (1) the purchase money note of $2,500,000,
     (2) accrued and unpaid interest of $1,581,000 assumed by the buyer, and (3) cash of $1,750,000.

     CARRYING AMOUNT AT DATE OF SALE

          At the date of sale, the carrying value of the Registrant's investment in the joint venture, net of a $6,985,000 provision for impairment of value recognized in 1992, for financial statement purposes was $5,821,000 and for tax reporting purposes was $6,255,000.

     GAIN (LOSS) ON SALE

          Under the accrual method of accounting, the estimated gain of $10,000 from the sale of the Registrant's interest in the Park Hyatt Water Tower Associates joint venture was recognized at the time of sale. Under the tax method of accounting, the estimated capital loss is $4,502,000.

     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial statements.
          Not applicable.

     (b)  Pro Forma Financial Information.
          Historical financial information and Pro Forma financial information relating to the sale of Park Hyatt Water Tower Associates are included in this Form 8-K.

     (c)  Exhibits.
          Upon their receipt, Registrant will amend its Form 8-K to include the disposition documents for Park Hyatt Water Tower Associates

                                           MRI BUSINESS PROPERTIES FUND, LTD. III
                               (A LIMITED PARTNERSHIP)

                  PRO FORMA CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                  DECEMBER 31, 1993
                                                       PRO FORMA
                                                      ADJUSTMENTS
                                         HISTORICAL     (NOTE 1)      PRO FORMA
                                           ----------   --------      ---------
                                        ASSETS

     CASH AND CASH EQUIVALENTS         $ 5,455,000 $   (675,000) $  4,780,000
     CASH INVESTMENTS                    3,463,000            -     3,463,000
     ACCOUNTS AND INTEREST
      RECEIVABLE - NET                   1,758,000     (820,000)      938,000
     INVENTORIES AND OPERATING SUPPLIES    499,000     (347,000)      152,000



     PREPAID EXPENSES AND OTHER ASSETS     393,000      (85,000)      308,000

     PROPERTIES AND IMPROVEMENTS       111,712,000  (37,406,000)   74,306,000
     ACCUMULATED DEPRECIATION          (30,845,000)  10,623,000   (20,222,000)
     ALLOWANCE FOR IMPAIRMENT OF VALUE (14,348,000)   6,985,000    (7,363,000)
                                       ----------- ------------ -------------
     NET PROPERTIES AND IMPROVEMENTS    66,519,000  (19,798,000)   46,721,000

     DEFERRED FINANCING COSTS - NET        151,000      (47,000)      104,000
                                       ----------- ------------ -------------
     TOTAL ASSETS                      $78,238,000 $(21,772,000) $ 56,466,000
                                       =========== ============  ============

                         LIABILITIES AND PARTNERS' DEFICIENCY
     ACCOUNTS PAYABLE                  $ 1,737,000 $ (1,338,000) $    399,000
     ACCRUED INTEREST                      864,000     (452,000)      412,000
     ACCRUED PROPERTY TAXES                743,000      (624,000)     119,000
     PAYABLE TO AFFILIATE OF JOINT
      VENTURE PARTNER                    1,581,000   (1,581,000)            -
     DUE TO UNCONSOLIDATED JOINT VENTURE   103,000            -       103,000
     OTHER LIABILITIES                   1,491,000     (757,000)      734,000
     NOTE PAYABLE TO AFFILIATE OF JOINT
      VENTURE PARTNER                    2,500,000   (2,500,000)            -
     NOTES PAYABLE                      51,795,000  (15,000,000)   36,795,000
                                       ----------- ------------  ------------
     TOTAL LIABILITIES                  60,814,000  (22,252,000)   38,562,000
                                       ----------- ------------  ------------
     MINORITY INTEREST IN JOINT VENTURES      1,000        (1,000)               -
                                       ----------- ------------  ------------
     PARTNERS' EQUITY (DEFICIENCY):
      GENERAL PARTNER                   (1,993,000)      10,000    (1,983,000)
      LIMITED PARTNERS (109,027 units
      outstanding at
       September 30, 1993 and 1992)     19,416,000      471,000    19,887,000
                                       ----------- ------------  ------------
     TOTAL PARTNERS' EQUITY             17,423,000      481,000    17,904,000
                                       ----------- ------------  ------------
     TOTAL LIABILITIES AND
      PARTNERS' EQUITY                 $78,238,000 $(21,772,000) $ 56,466,000
                                       =========== ============  ============
             See notes to consolidated financial statements (unaudited).

                        MRI BUSINESS PROPERTIES FUND, LTD. III
                               (A LIMITED PARTNERSHIP)

             PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                        FOR THE YEAR ENDED SEPTEMBER 30, 1993
                                                       PRO FORMA
                                                      ADJUSTMENTS
                                         HISTORICAL    (NOTE 1)      PRO FORMA

     REVENUES:



      Room revenue                     $25,748,000 $ (7,975,000)  $17,773,000
      Food and beverage revenue          5,848,000   (4,387,000)    1,461,000
      Other operating revenue            1,975,000     (793,000)    1,182,000
      Interest and other                   329,000      (56,000)      273,000

      Total revenues                    33,900,000  (13,211,000)   20,689,000

     EXPENSES (including $1,227,000
      paid to an affiliate of
      the joint venture partners,
      general partner and
      affiliates in 1993):
      Room expenses                      6,810,000   (2,405,000)    4,405,000
      Food and beverage expenses         5,491,000   (4,167,000)    1,324,000
      Other operating expenses          14,624,000   (5,978,000)    8,646,000
      Equity in Unconsolidated joint
       venture's operations              1,370,000            -     1,370,000
      Interest                           3,498,000     (737,000)    2,761,000
      Depreciation and amortization      2,663,000     (619,000)    2,044,000
      General and administrative           415,000             -      415,000
                                       ----------- ------------   -----------
      Total expenses                    34,871,000  (13,906,000)   20,965,000
                                       -----------  -----------   -----------
     INCOME  (LOSS)  BEFORE
       MINORITY  INTEREST
       IN  JOINT  VENTURES'
       OPERATIONS                         (971,000)     695,000      (276,000)

     MINORITY  INTEREST  IN
       JOINT  VENTURES'
       OPERATIONS                           28,000          (28,000)                        -
                                       ----------- ------------  ------------
     NET  INCOME  (LOSS)               $  (943,000)$    667,000   $  (276,000)
                                       =========== ============   ===========
     NET INCOME (LOSS) PER LIMITED
      PARTNERSHIP UNIT                         $(8)          $6           $(2)
                                               ===           ==           ===

             See notes to consolidated financial statements (unaudited).

                        MRI BUSINESS PROPERTIES FUND, LTD. III
                               (A LIMITED PARTNERSHIP)

             PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                    FOR THE FIRST QUARTER ENDED DECEMBER 31, 1993
                                                       PRO FORMA
                                                      ADJUSTMENTS
                                         HISTORICAL     (NOTE 1)      PRO FORMA
                                           ----------   --------      ---------

     REVENUES:
      Room revenue                     $ 6,929,000  $(2,648,000)  $ 4,281,000
      Food and beverage revenue          1,777,000   (1,365,000)      412,000
      Other operating revenue              537,000     (240,000)      297,000
      Interest and other                    54,000      (16,000)       38,000
                                       -----------  -----------   -----------



      Total revenues                     9,297,000   (4,269,000)    5,028,000
                                       -----------  -----------   -----------
     EXPENSES:
      Room expenses                      1,692,000     (590,000)    1,102,000
      Food and beverage expenses         1,499,000   (1,167,000)      332,000
      Other operating expenses           3,464,000   (1,389,000)    2,075,000
      Equity in unconsolidated joint
       ventures operations                 106,000            -       106,000
      Interest                             507,000      (11,000)      496,000
      Depreciation and amortization        386,000            -       386,000
      General and administrative           125,000            -       125,000
                                       -----------   ----------
      Total expenses                     7,779,000   (3,157,000)    4,622,000
                                       -----------   ----------   -----------
     INCOME  (LOSS)  BEFORE
       MINORITY  INTEREST
       IN  JOINT  VENTURES'
       OPERATIONS                        1,518,000   (1,112,000)      406,000

     MINORITY  INTEREST
       IN  JOINT  VENTURES'
       OPERATIONS                         (445,000)     445,000             -
                                       -----------  -----------    ----------
     NET INCOME (LOSS)                 $ 1,073,000  $  (667,000)   $  406,000
                                       ===========  ===========    ==========
     NET INCOME (LOSS) PER LIMITED
      PARTNERSHIP UNIT                         $10          $(6)           $4
                                               ===          ===            ==


             See notes to consolidated financial statements (unaudited).

     BASIS OF PRESENTATION

     NOTE 1.

     The unaudited statements present the pro forma consolidated balance sheet at December 31, 1993, had the Registrant sold the Park Hyatt Chicago on December 31, 1993 and the pro forma consolidated statements of operations for the year ended September 30, 1993 and for the three months ended December 31, 1993, had the Registrant sold the Park Hyatt Chicago at the beginning of each period presented. The unaudited statements also present the historical figures as previously reported in the appropriate Form 10-K and 10-Q Reports.

     No provision for Federal and state income taxes has been made in the historical or pro forma consolidated financial statements because income taxes are the obligation of the partners.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


     REGISTRANT

     MRI BUSINESS PROPERTIES FUND, LTD. III

     By:  Montgomery Realty Company - 85,
          its managing General Partner


     By:  Fox Realty Investors,
          the general partner
          of the General Partner


     By:  NPI Equity Investments II, Inc. ("NPI Equity II"),
          its managing partner


          By:/s/ Arthur N. Queler
             --------------------
             Arthur N. Queler
             Executive Vice President (Principal
             Financial and Accounting Officer)
             and Director of
             NPI Equity II



          Date:   March 20, 1994